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                                                                     Exhibit 23


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-43451, No. 33-77224, No. 33-83330 and No.
33-24383) of Altris Software, Inc. of our report dated May 12, 1998 appearing on page 21 of this Form 10-K/A.


/s/ PRICE WATERHOUSE LLP


San Diego, California
May 18, 1998